                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
                DIVIDEND REINVESTMENT PLAN      26
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a
                    variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-------------------------------
AMEX Ticker Symbol - VMV
-------------------------------

                                                   MARKET(1)   NAV(2)
--------------------------------------------------------------------------
Six-month total return                                5.81%      4.60%
--------------------------------------------------------------------------
One-year total return                                16.29%     12.06%
--------------------------------------------------------------------------
Five-year average annual total return                 9.29%      7.15%
--------------------------------------------------------------------------
Life-of-Trust average annual total return             5.22%      5.60%
--------------------------------------------------------------------------
Commencement date                                              4/30/93
--------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                         5.77%
--------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                   10.25%
--------------------------------------------------------------------------
Preferred share rate(5)                                          4.00%
--------------------------------------------------------------------------
Net asset value                                                 $15.11
--------------------------------------------------------------------------
Closing common stock price                                      $14.34
--------------------------------------------------------------------------
Six-month high common stock price (01/08/01)                    $15.25
--------------------------------------------------------------------------
Six-month low common stock price (11/22/00)                     $13.75
--------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43.7% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  67.1%   [PIE CHART]
- AA/Aa..............  10.0%
- A/A................   8.3%
- BBB/Baa............   9.0%
- BB/Ba..............   1.2%
- Non-Rated..........   4.4%
As of October 31, 2000
- AAA/Aaa............  69.5%   [PIE CHART]
- AA/Aa..............   7.1%
- A/A................   9.9%
- BBB/Baa............   9.0%
- B/B................   1.2%
- Non-Rated..........   3.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.069
12/00                                                                            0.069
1/01                                                                             0.069
2/01                                                                             0.069
3/01                                                                             0.069
4/01                                                                             0.069

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                        April 30, 2001                    October 31, 2000
Transportation                                                                   23.40                               21.20
Health Care                                                                      17.10                               18.60
Higher Education                                                                 12.30                               12.10
Student Loan                                                                     10.80                               11.10
General Purpose                                                                   9.50                                7.40

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through April 2001)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.8800                            15.0000
                                                                          15.1100                            14.7500
                                                                          15.5100                            14.7500
12/93                                                                     15.3000                            14.7500
                                                                          13.0800                            13.5000
                                                                          13.0300                            12.7500
                                                                          12.7800                            11.6250
12/94                                                                     12.1300                            11.1250
                                                                          13.4100                            12.8750
                                                                          13.6500                            12.3750
                                                                          13.9800                            12.2500
12/95                                                                     14.8000                            12.1250
                                                                          14.1500                            12.3750
                                                                          14.0300                            12.1250
                                                                          14.3500                            12.3750
12/96                                                                     14.6400                            12.5000
                                                                          14.3300                            13.1250
                                                                          14.7800                            13.7500
                                                                          15.2100                            14.4370
12/97                                                                     15.5200                            14.6250
                                                                          15.5300                            14.4375
                                                                          15.5200                            14.8125
                                                                          15.9100                            15.8125
12/98                                                                     15.7700                            15.8750
                                                                          15.6100                            15.5000
                                                                          15.0100                            14.3125
                                                                          14.6700                            14.3125
12/99                                                                     14.2600                            14.0625
                                                                          14.4600                            13.4375
                                                                          14.4800                            13.7500
                                                                          14.6900                            14.0000
12/00                                                                     15.4700                            14.3125
                                                                          15.5700                            14.8800
4/01                                                                      15.1100                            14.3400

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN
MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. As the reporting period began, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    In the first quarter of 2001, cumulative bond issuance for Massachusetts was up 1 percent, to just over $2.2 billion, ranking it as the ninth largest issuing state. With three issues totaling $1.21 billion for the quarter, the state itself was the third largest single issuer of municipal bonds.

    The portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.069 per share translates to a distribution rate of 5.77 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 10.25 percent on a taxable investment (for an investor in the 43.7 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 5.81 percent based on market price. This reflects an increase in market price from $13.9375 per share on October 31, 2000, to $14.34 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Massachusetts Municipal Bond Index produced a total return of 4.65 percent for the same period. The Lehman Brothers Massachusetts Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Portfolio activity over the last six
months was focused on enhancing the trust's long-term total return potential. Our strategy in this area caused us to add several long-maturity, high-grade issues to counterbalance the trust's holdings of high coupon issues priced to relatively short call dates. We also focused on relative value trading among bonds of various structures.

    This period saw high-grade securities generally outperform other securities as the market rallied, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was 85.4 percent of total long-term investments. This includes the trust's increased allocation in AA rated securities, which climbed to 10 percent as of April 30, 2001, up from 7.1 percent at the start of the period. The trust's allocation of BBB rated bonds stood at 9 percent, while nonrated securities accounted for 4.4 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. Transportation bonds remained the trust's largest holding, representing 23.4 percent of the portfolio's long-term investments, up from 21.2 percent as of October 31, 2000. Health-care bonds still made up the second largest portion of the trust, with 17.1 percent as of April 30, 2001, though this was down by 1.5 percent over the period.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    We believe state economic performance should remain stable for Massachusetts in the near term, as its heavy debt burden and the deteriorating national economy may be offset by tight employment, a diverse economy, and steady tax revenue collections.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.4%
          MASSACHUSETTS  90.8%
$1,705    Boston, MA Metro Dist Rfdg.................. 6.500%   12/01/13   $ 1,862,695
 1,500    Chelsea, MA Sch Proj Ln Act 1948 (AMBAC
          Insd)....................................... 5.700    06/15/06     1,604,085
 1,000    Chelsea, MA Sch Proj Ln Act 1948
          (Prerefunded @ 06/15/04) (AMBAC Insd)....... 6.500    06/15/12     1,101,420
 2,385    Greater Lawrence, MA San Dist (MBIA Insd)... 6.000    06/15/17     2,595,953
 1,000    Lowell, MA (Prerefunded @ 04/01/05) (FSA
          Insd)....................................... 6.625    04/01/15     1,119,390
 1,500    Massachusetts Bay Tran Auth MA Genl Tran Sys
          Ser B (Prerefunded @ 03/01/04).............. 5.900    03/01/12     1,616,505
   665    Massachusetts Edl Ln Auth Edl Ln Rev Issue E
          Ser B (AMBAC Insd).......................... 6.250    07/01/11       688,927
   825    Massachusetts Edl Ln Auth Edl Ln Rev Issue E
          Ser B (AMBAC Insd).......................... 6.300    07/01/12       852,472
 1,000    Massachusetts Muni Wholesale Elec Co Pwr
          Supply Sys Rev Ser C (MBIA Insd)............ 6.625    07/01/10     1,054,640
 1,000    Massachusetts St Dev Fin Agy Rev MA College
          of Pharmacy Ser B........................... 6.750    07/01/30     1,032,110
   500    Massachusetts St Hlth & Edl Fac Auth Rev
          (FHA Gtd)................................... 5.950    02/15/17       513,320
 1,500    Massachusetts St Hlth & Edl Fac Auth Rev
          Baystate Med Cent Ser D Rfdg (FGIC Insd).... 5.000    07/01/12     1,505,250

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MASSACHUSETTS (CONTINUED)

$2,000    Massachusetts St Hlth & Edl Fac Auth Rev
          Brandeis Univ Ser I (MBIA Insd)............. 4.750%   10/01/28   $ 1,767,700

 2,500    Massachusetts St Hlth & Edl Fac Auth Rev
          Faulkner Hosp Ser C (Prerefunded @
          07/01/03)................................... 6.000    07/01/13     2,664,575

   250    Massachusetts St Hlth & Edl Fac Auth Rev
          Harvard Pilgrim Hlth Ser A (FSA Insd)....... 5.000    07/01/28       230,245

 2,000    Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser F (FGIC Insd)..... 6.500    07/01/12     2,095,440

 1,000    Massachusetts St Hlth & Edl Fac Auth Rev
          Newton Wellesley Hosp Issue Ser E (MBIA
          Insd)....................................... 5.875    07/01/15     1,043,460

 2,000    Massachusetts St Hlth & Edl Fac Auth Rev
          North Shore Med Cent Ser A (MBIA Insd)...... 5.625    07/01/14     2,057,540

 1,000    Massachusetts St Hlth & Edl Fac Auth Rev Vly
          Regl Hlth Sys Ser C Rfdg (Connie Lee
          Insd)....................................... 7.000    07/01/10     1,175,770

 1,000    Massachusetts St Hlth & Edl Facs Auth Rev
          Saint Mem Med Cent Ser A.................... 6.000    10/01/23       761,810

 2,185    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd).............. 6.600    07/01/14     2,293,879

   750    Massachusetts St Hsg Fin Agy Rental Mtg Ser
          D (AMBAC Insd).............................. 6.200    07/01/15       779,625

 2,000    Massachusetts St Hsg Fin Agy Residntl Dev
          Ser D (FNMA Collateralized)................. 6.800    11/15/12     2,075,060

   500    Massachusetts St Indl Fin Agy Rev First Mtg
          Loomis House & Vlg Proj (Prerefunded @
          07/01/05)................................... 7.500    07/01/17       577,440
 2,000    Massachusetts St Indl Fin Agy Rev Suffolk
          Univ (AMBAC Insd)........................... 5.250    07/01/27     1,953,400
 2,075    Massachusetts St Indl Fin Agy Rev Tufts Univ
          Ser H (MBIA Insd)........................... 4.750    02/15/28     1,852,415
 1,500    Massachusetts St Indl Fin Agy Rev Whitehead
          Inst Biomedical Research.................... 5.125    07/01/26     1,432,560

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MASSACHUSETTS (CONTINUED)
$1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham............................ 6.900%   12/01/29   $ 1,038,130
 1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham............................ 6.950    12/01/35     1,026,250
 1,000    Massachusetts St Spl Oblig Rev Ser A........ 5.700    06/01/10     1,040,980
 9,750    Massachusetts St Tpk Auth Metro Hwy Ser Rev
          Cap Apprec Sr Ser C (MBIA Insd).............   *      01/01/22     3,099,525
 2,000    Massachusetts St Tpk Auth Metro Hwy Sys Rev
          Ser B (MBIA Insd)........................... 5.250    01/01/29     1,941,640
 2,000    Massachusetts St Tpk Auth Metro Hwy Sys Rev
          Subord Ser A (AMBAC Insd)................... 5.000    01/01/39     1,810,880
 3,000    Massachusetts St Tpk Auth Rev Ser A Rfdg.... 5.000    01/01/13     3,078,570
 1,500    Narragansett, MA Rgl Sch Dist (AMBAC
          Insd)....................................... 5.375    06/01/18     1,528,800
 1,000    New Bedford, MA Muni Purp Ln (FGIC Insd)
          (a)......................................... 5.000    05/01/20       966,080
 2,550    New England Edl Ln Mktg Corp MA Student Ln
          Rev Sub Issue G............................. 6.000    03/01/02     2,592,968
 2,500    New England Edl Ln Mktg Corp MA Student Ln
          Rev Sub Issue H............................. 6.900    11/01/09     2,747,275
                                                                           -----------
                                                                            59,178,784
                                                                           -----------

          GUAM  1.5%
 1,000    Guam Govt Ser A............................. 5.750    09/01/04     1,004,820
                                                                           -----------

          PUERTO RICO  3.5%
 2,000    Puerto Rico Comwlth Hwy & Transn Auth Hwy
          Rev Ser Y Rfdg (FSA Insd) (b)............... 6.250    07/01/21     2,283,380
                                                                           -----------

          U. S. VIRGIN ISLANDS  1.6%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Nt Ser A.............................. 6.375    10/01/19     1,063,340
                                                                           -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

                                                                MARKET
DESCRIPTION                                                      VALUE

TOTAL LONG-TERM INVESTMENTS  97.4%
    (Cost $59,559,487)......................................  $63,530,324
SHORT-TERM INVESTMENT  1.2%
    (Cost $800,000).........................................      800,000
                                                              -----------
TOTAL INVESTMENTS  98.6%
    (Cost $60,359,487)......................................   64,330,324
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.................      881,711
                                                              -----------
NET ASSETS  100.0%..........................................  $65,212,035
                                                              ===========

*  Zero coupon bond

(a) Security purchased on a when-issued or delayed delivery basis.

(b) Asset segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $60,359,487)........................  $64,330,324
Receivables:
  Interest..................................................    1,093,921
  Investments Sold..........................................    1,004,479
Other.......................................................        1,080
                                                              -----------
    Total Assets............................................   66,429,804
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      966,948
  Investment Advisory Fee...................................       35,140
  Custodian Bank............................................       16,575
  Affiliates................................................       11,255
  Administrative Fee........................................       10,812
  Income Distributions--Preferred Shares....................        2,740
Trustees' Deferred Compensation and Retirement Plans........      120,580
Accrued Expenses............................................       53,719
                                                              -----------
    Total Liabilities.......................................    1,217,769
                                                              -----------
NET ASSETS..................................................  $65,212,035
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $25,000 per share)........................................  $25,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 2,660,684 shares issued and
  outstanding)..............................................       26,607
Paid in Surplus.............................................   38,904,404
Net Unrealized Appreciation.................................    3,970,837
Accumulated Undistributed Net Investment Income.............      169,886
Accumulated Net Realized Loss...............................   (2,859,699)
                                                              -----------
    Net Assets Applicable to Common Shares..................   40,212,035
                                                              -----------
NET ASSETS..................................................  $65,212,035
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($40,212,035 divided by
  2,660,684 shares outstanding).............................  $     15.11
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $1,823,113
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       212,127
Administrative Fee..........................................        65,270
Preferred Share Maintenance.................................        38,891
Trustees' Fees and Related Expenses.........................        13,932
Legal.......................................................         9,660
Custody.....................................................         4,393
Other.......................................................        48,804
                                                                ----------
    Total Expenses..........................................       393,077
    Less Credits Earned on Cash Balances....................         1,546
                                                                ----------
    Net Expenses............................................       391,531
                                                                ----------
NET INVESTMENT INCOME.......................................    $1,431,582
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  153,345
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     3,304,732
  End of the Period.........................................     3,970,837
                                                                ----------
Net Unrealized Appreciation During the Period...............       666,105
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $  819,450
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $2,251,032
                                                                ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 1,431,582         $ 2,926,825
Net Realized Gain..................................       153,345              51,667
Net Unrealized Appreciation During the Period......       666,105           1,281,163
                                                      -----------         -----------
Change in Net Assets from Operations...............     2,251,032           4,259,655
                                                      -----------         -----------

Distributions from Net Investment Income:
  Common Shares....................................    (1,101,428)         (2,202,802)
  Preferred Shares.................................      (417,889)           (879,644)
                                                      -----------         -----------
Total Distributions................................    (1,519,317)         (3,082,446)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       731,715           1,177,209

NET ASSETS:
Beginning of the Period............................    64,480,320          63,303,111
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $169,886
  and $257,621, respectively)......................   $65,212,035         $64,480,320
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX
                                                          MONTHS
                                                           ENDED
                                                         APRIL 30,   ------------------
                                                           2001        2000      1999
                                                         ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)...........   $14.84     $  14.40   $ 15.77
                                                          ------     --------   -------
  Net Investment Income................................      .54         1.10      1.07
  Net Realized and Unrealized Gain/Loss................      .30          .50     (1.42)
                                                          ------     --------   -------
Total from Investment Operations.......................      .84         1.60      (.35)
                                                          ------     --------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders........................      .41          .83       .78
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders...........................      .16          .33       .24
  Distributions from Net Realized Gain:
    Paid to Common Shareholders........................      -0-          -0-       -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders...........................      -0-          -0-       -0-
                                                          ------     --------   -------
Total Distributions....................................      .57         1.16      1.02
                                                          ------     --------   -------
NET ASSET VALUE, END OF THE PERIOD.....................   $15.11     $  14.84   $ 14.40
                                                          ======     ========   =======

Market Price Per Share at End of the Period............   $14.34     $13.9375   $ 13.25
Total Investment Return at Market Price (b)............    5.81%**     11.68%   -12.07%
Total Return at Net Asset Value (c)....................    4.60%**      9.12%    -3.92%
Net Assets at End of the Period (In millions)..........   $ 65.2     $   64.5   $  63.3
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares*.......................................    1.93%        1.97%     1.88%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)......................    5.01%        5.31%     5.38%
Portfolio Turnover.....................................       7%**        23%        5%
 * Ratio of Expenses to Average Net Assets Including
   Preferred Shares....................................    1.20%        1.19%     1.17%
** Non-Annualized

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.342 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                     APRIL 30, 1993
                                                     (COMMENCEMENT
    YEAR ENDED OCTOBER 31,                           OF INVESTMENT
    ---------------------------------------------    OPERATIONS) TO
     1998      1997     1996      1995     1994     OCTOBER 31, 1993
--------------------------------------------------------------------
    $ 15.24   $14.53   $ 14.26   $12.27   $ 15.47       $ 14.66
    -------   ------   -------   ------   -------       -------
       1.07     1.08      1.07     1.08      1.09           .39
        .56      .70       .21     2.01     (3.16)          .75
    -------   ------   -------   ------   -------       -------
       1.63     1.78      1.28     3.09     (2.07)         1.14
    -------   ------   -------   ------   -------       -------
        .78      .78       .72      .77       .83           .27
        .32      .29       .29      .33       .23           .06
        -0-      -0-       -0-      -0-       .06           -0-
        -0-      -0-       -0-      -0-       .01           -0-
    -------   ------   -------   ------   -------       -------
       1.10     1.07      1.01     1.10      1.13           .33
    -------   ------   -------   ------   -------       -------
    $ 15.77   $15.24   $ 14.53   $14.26   $ 12.27       $ 15.47
    =======   ======   =======   ======   =======       =======

    $15.875   $14.50   $12.375   $12.00   $11.375       $15.375
     13.22%   23.97%     9.26%   12.26%   -20.95%         4.38%**
      8.78%   10.51%     7.13%   23.19%   -15.40%         5.01%**
    $  66.9   $ 65.5   $  63.6   $ 62.9   $  57.6       $  66.1
      1.88%    1.95%     2.06%    2.17%     2.12%         1.91%
      4.84%    5.29%     5.49%    5.65%     6.22%         4.45%
         3%       8%       12%      65%      108%           35%**
      1.17%    1.19%     1.24%    1.27%     1.26%         1.40%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Massachusetts Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide common shareholders with a high level of current income exempt from federal income taxes and Massachusetts personal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in Massachusetts municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $130,551.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $3,013,044 which will expire on October 31, 2002 and October 31, 2007.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $60,359,487; the aggregate gross unrealized appreciation is $4,189,307 and the aggregate gross unrealized depreciation is $218,470, resulting in net unrealized appreciation on long- and short-term investments of $3,970,837.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended April 30, 2001, the Trust's custody fee was reduced by $1,546 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $9,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,641,423 and $5,281,628, respectively.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

4. PREFERRED SHARES

The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2001 was 4.000%. During the six months ended April 30, 2001, the rates ranged from 2.300% to 4.900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.